UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2014

SWISHER HYGIENE INC.
 (Exact name of registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

 (704) 364-7707
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2014, Swisher Hygiene Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Amendment”) providing for a one-for-ten reverse stock split of the Company’s issued and outstanding common stock immediately prior to the Effective Time, as defined below.  The Amendment will become effective at 12:01 a.m. on June 3, 2014 (the “Effective Time”).

A summary of the Amendment was included in the Company’s Proxy Statement filed on April 14, 2014. A copy of the Amendment is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 8.01.	Other Events.

On May 30, 2014, the Company announced  that the one-for-ten reverse stock split of the Company's issued and outstanding common stock will be effective at 12:01 a.m. on June 3, 2014.

A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Swisher Hygiene Inc.
99.1	Press Release, dated May 30, 2014, regarding Effectiveness of Reverse Stock Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2014	SWISHER HYGIENE INC.

	By:	/s/ William T. Nanovsky
William T. Nanovsky
Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Swisher Hygiene Inc.
99.1	Press Release, dated May 30, 2014, regarding Effectiveness of Reverse Stock Split